SALOMON BROTHERS SERIES FUNDS INC

On behalf of

Salomon Brothers Balanced Fund

SUPPLEMENT DATED AUGUST 19, 2005

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 29, 2005

The following information amends and supercedes, as applicable, the disclosure in the Statement of Additional Information of Salomon Brothers Balanced Fund (the “Fund”), a series of Salomon Brothers Series Funds Inc (the “Company”):

Effective August 1, 2005, the information currently contained in “Portfolio Manager Disclosure—Portfolio Managers—Other Accounts Managed by Portfolio Manager” and “Portfolio Manager Disclosure—Portfolio Managers—Portfolio Manager Securities Ownership” in the Statement of Additional Information of the Fund is supplemented to include the following:

Other Accounts Managed by Portfolio Managers

All information provided in the table is as of March 31, 2005. The table below identifies, for the co-portfolio manager, the number of accounts (other than the Fund) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Except as specifically indicated below, none of the accounts shown were subject to fees based on performance.

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Salomon Brothers Balanced Fund	Patrick Hughes	0 registered investment companies with $0 in total assets under management	0 other pooled investment vehicles with $0 in assets under management	0 other accounts with $0 in total assets under management

Portfolio Managers Securities Ownership

All information provided in the table is as of March 31, 2005.

The table below identifies ownership of fund securities by the portfolio manager.

Fund	Portfolio Manager	Fund Portfolio Manager Dollar Range of Ownership of Securities
Salomon Brothers Balanced Fund	Patrick Hughes	None